                                                                    EXHIBIT 99.1

                            AmeriCredit Corporation

                         COMPOSITION OF THE RECEIVABLES
                               2001-1 INITIAL CUT


                                                         New                            Used                        Total
                                             ----------------------------   ----------------------------   -----------------------

Aggregate Principal Balance                              $330,003,679.06                $769,996,171.97         $1,099,999,851.03

Number of Receivables in Pool                                     17,704                         53,892                    71,596

Percent of Pool by Principal Balance                              30.00%                         70.00%

Average Principal Balance                                     $18,640.06                     $14,287.76                $15,363.98
     Range of Principal Balances                  ($297.27 to $51,729.03)        ($255.76 to $58,341.02)

Weighted Average APR                                              17.57%                         19.59%                    18.99%
     Range of APRs                                     (10.00% to 29.87%)            (10.00% to  33.00%)

Weighted Average Remaining Term                                       65                             60                        61
     Range of Remaining Terms                           (10 to 72 months)               (3 to 72 months)

Weighted Average Original Term                                        66                             61                        62
     Range of Original Terms                            (24 to 72 months)              (12 to 72 months)


----------
(1) Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the Receivables may not be equivalent to the Contracts' aggregate yield on the Aggregate Principal Balance.

          DISTRIBUTION OF THE RECEIVABLES BY APR AS OF THE CUTOFF DATE


                         Aggregate Principal
                         Balance as of Cutoff   Percent of Aggregate        Number of           Percent of Number of
     APR Range (1)               Date           Principal Balance(2)       Receivables             Receivables(2)
-----------------------  --------------------   ---------------------   --------------------   ----------------------

10.000% to 10.999%                 3,605,106                    0.33%                    173                    0.24%
11.000% to 11.999%                 6,623,457                    0.60%                    323                    0.45%
12.000% to 12.999%                29,663,412                    2.70%                  1,590                    2.22%
13.000% to 13.999%                26,371,770                    2.40%                  1,300                    1.82%
14.000% to 14.999%                46,665,568                    4.24%                  2,369                    3.31%
15.000% to 15.999%                54,598,889                    4.96%                  2,825                    3.95%
16.000% to 16.999%               104,926,986                    9.54%                  5,661                    7.91%
17.000% to 17.999%               214,245,933                   19.48%                 12,749                   17.81%
18.000% to 18.999%               113,681,121                   10.33%                  7,297                   10.19%
19.000% to 19.999%                95,336,586                    8.67%                  6,236                    8.71%
20.000% to 20.999%               137,392,281                   12.49%                  9,933                   13.87%
21.000% to 21.999%               108,601,726                    9.87%                  7,958                   11.12%
22.000% to 22.999%                63,670,600                    5.79%                  4,936                    6.89%
23.000% to 23.999%                62,559,119                    5.69%                  5,227                    7.30%
24.000% to 24.999%                26,738,747                    2.43%                  2,489                    3.48%
25.000% to 25.999%                 3,799,691                    0.35%                    367                    0.51%
26.000% to 26.999%                   977,949                    0.09%                     99                    0.14%
27.000% to 27.999%                   268,172                    0.02%                     27                    0.04%
28.000% to 28.999%                   126,464                    0.01%                     17                    0.02%
29.000% to 29.999%                   130,874                    0.01%                     18                    0.03%
30.000% to 30.999%                     6,886                    0.00%                      1                    0.00%
31.000% to 31.999%                         0                    0.00%                      0                    0.00%
32.000% to 32.999%                         0                    0.00%                      0                    0.00%
33.000% to 33.999%                     8,517                    0.00%                      1                    0.00%
                           -----------------            -------------         --------------            -------------

TOTAL                      $1,099,999,851.03                  100.00%                 71,596                  100.00%
                           =================            =============         ==============            =============

----------
(1) Aggregate Principal Balances include some portion of accrued interest. Indicated APR's represent APR's on Principal Balance net of such accrued interest.

(2)   Percentages may not add to 100% because of rounding.

                            AmeriCredit Corporation

        DISTRIBUTION OF THE RECEIVABLES BY GEOGRAPHIC LOCATION OF OBLIGOR
                             2000-D STATISTICAL CUT


                               Aggregate Principal
                               Balance as of Cutoff       Percent of Aggregate       Number of       Percent of Number of
         State                         Date               Principal Balance(1)      Receivables         Receivables(1)
-------------------------   ---------------------------   --------------------   -----------------   --------------------

Alabama                                   20,058,763.36                 1.82%             1,329                    1.86%
Arizona                                   35,575,301.78                 3.23%             2,257                    3.15%
Arkansas                                   1,038,233.44                 0.09%                63                    0.09%
California                               159,133,041.31                14.47%             9,505                   13.28%
Colorado                                  14,236,253.08                 1.29%               926                    1.29%
Connecticut                               12,208,168.17                 1.11%               827                    1.16%
Delaware                                   3,989,331.37                 0.36%               278                    0.39%
District of Columbia                       1,360,370.70                 0.12%                91                    0.13%
Florida                                   86,206,001.07                 7.84%             5,571                    7.78%
Georgia                                   48,675,776.99                 4.43%             2,980                    4.16%
Idaho                                      1,746,115.81                 0.16%               117                    0.16%
Illinois                                  45,559,104.63                 4.14%             2,997                    4.19%
Indiana                                   18,611,240.80                 1.69%             1,290                    1.80%
Iowa                                       4,496,481.83                 0.41%               318                    0.44%
Kansas                                     7,553,094.47                 0.69%               511                    0.71%
Kentucky                                  13,361,948.78                 1.21%               978                    1.37%
Louisiana                                 20,002,853.71                 1.82%             1,315                    1.84%
Maine                                      4,090,902.70                 0.37%               336                    0.47%
Maryland                                  21,448,588.88                 1.95%             1,346                    1.88%
Massachusetts                             16,572,772.76                 1.51%             1,173                    1.64%
Michigan                                  34,274,050.39                 3.12%             2,228                    3.11%
Minnesota                                 13,239,961.03                 1.20%               899                    1.26%
Mississippi                                6,751,849.87                 0.61%               424                    0.59%
Missouri                                  13,565,472.66                 1.23%               971                    1.36%
Nebraska                                   3,096,273.17                 0.28%               212                    0.30%
Nevada                                    16,181,619.22                 1.47%               997                    1.39%
New Hampshire                              3,897,210.77                 0.35%               295                    0.41%
New Jersey                                29,396,243.51                 2.67%             1,992                    2.78%
New Mexico                                 6,346,825.12                 0.58%               434                    0.61%
New York                                  50,969,146.05                 4.63%             3,478                    4.86%
North Carolina                            28,137,350.41                 2.56%             1,819                    2.54%
Ohio                                      43,023,017.50                 3.91%             3,066                    4.28%
Oklahoma                                   9,481,160.36                 0.86%               676                    0.94%
Oregon                                     5,050,927.44                 0.46%               367                    0.51%
Pennsylvania                              54,949,816.43                 5.00%             3,811                    5.32%
Rhode Island                               3,342,948.38                 0.30%               236                    0.33%
South Carolina                            11,100,663.16                 1.01%               707                    0.99%
Tennessee                                 15,642,769.74                 1.42%             1,055                    1.47%
Texas                                    141,606,026.72                12.87%             8,630                   12.05%
Utah                                       4,849,300.24                 0.44%               344                    0.48%
Vermont                                    2,000,922.01                 0.18%               160                    0.22%
Virginia                                  26,052,170.64                 2.37%             1,704                    2.38%
Washington                                17,226,908.94                 1.57%             1,164                    1.63%
West Virginia                              6,781,288.51                 0.62%               500                    0.70%
Wisconsin                                 14,462,427.43                 1.31%             1,031                    1.44%
Wyoming                                    1,124,813.92                 0.10%                77                    0.11%
Other (2)                                  1,524,341.77                 0.14%               111                    0.16%
                                   --------------------            ----------            ------               ----------

TOTAL                              $   1,099,999,851.03               100.00%            71,596                  100.00%
                                   ====================            ==========            ======               ==========

----------
(1)   Percentages may not add to 100% because of rounding.
(2)   States with principal balances less than $1,000,000.

                            AmeriCredit Corporation

                            AmeriCredit Corporation